UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2022 (November 30, 2022)

L.B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania		000-10436	25-1324733
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Suite 100,			15220
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)

(412) 928-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

L.B. Foster Company (the “Company”) announced that, on November 30, 2022, Ms. Suzanne B. Rowland and Mr. Robert S. Purgason informed the Board of Directors (the “Board”) that they intend to retire on December 31, 2022. The decisions of Ms. Rowland and Mr. Purgason do not involve any disagreement on any matter relating to the Company’s operations, policies, or practices.

Also on November 30, 2022, the Board voted to elect Ms. Janet Lee as an independent director effective January 1, 2023, to fill one of the vacancies created by the retirements of Ms. Rowland and Mr. Purgason until the 2023 Annual Meeting of Shareholders.

The Board has determined that Ms. Lee qualifies as an “independent director” as defined under Rule 5605(a)(2) of the NASDAQ Marketplace Rules.

Ms. Lee’s compensation as a director will be consistent with that provided to the other Company non-management directors, which was described most recently on page 22 of the Company’s most recent Proxy Statement filed with the Securities and Exchange Commission on April 21, 2022. Ms. Lee will receive a pro-rated annual 2022 director stock award and pro-rated applicable Board fees based upon her service prior to the 2023 Annual Meeting.

The Company is not aware of any transaction involving Ms. Lee requiring disclosure under Item 404(a) of Regulation S-K.

The information included in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 7.01 Regulation FD Disclosure

A copy of the press release issued by the Company on December 2, 2022 announcing the appointment of Ms. Lee to the Board is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit Number	Description
*99.1	Press Release dated December 2, 2022, of L.B. Foster Company.

*104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Exhibits marked with an asterisk are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:	December 2, 2022	/s/ Patrick J. Guinee
Patrick J. Guinee
Senior Vice President,
General Counsel, and Corporate Secretary